                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000 relating to the financial statements and financial statement schedules of Kiewit Materials Company, which appears in Kiewit Materials Company's Form 10 dated September 15, 2000.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Omaha, Nebraska
October 16, 2000